                                 ASSUMPTION AGREEMENT

         This Assumption Agreement (this "Assumption Agreement") is dated as of October 17, 1997 and entered into by and between CANDLE CORPORATION WORLDWIDE, INC., a Delaware corporation ("WORLDWIDE"), CANDLE CORPORATION OF AMERICA, a New York corporation ("CANDLE AMERICA"), PARTYLITE GIFTS, INC., a Delaware corporation ("PARTYLITE"; each of Worldwide, Candle America and PartyLite being referred to herein as an "ASSIGNOR" and collectively as the "ASSIGNORS"), and BLYTH INDUSTRIES, INC., a Delaware corporation (the "ASSIGNEE") in favor of each of the holders of the Notes referred to below.

                                       RECITALS

         A. Assignors have entered into separate and several Note Purchase Agreements each dated July 7, 1995 (as amended by the Amendment of Note Purchase Agreement dated as of June 30, 1996, Amendment No. 2 to Note Purchase Agreement dated as of December 13, 1996, Amendment No. 3 to Note Purchase Agreement dated as of March 10, 1997, and the Fourth Amendment to Note Purchase Agreement dated as of October 17, 1997, and as amended from time to time, the "Note Agreements") with each of the purchasers whose names appear on the signature pages thereof and have issued $25,000,000 aggregate principal amount of their 7.54% Senior Notes due June 30, 2005, as amended and restated (the "Notes"), all of which principal amount is presently outstanding.

         B. Assignors and Assignee have entered into a Fourth Amendment to Note Purchase Agreements dated as of October 17, 1997 (the "Fourth Amendment") with each of the holders of the Notes.

         C. It is a condition precedent to the effectiveness of the Fourth Amendment that Assignee assume all of Assignors' payment obligations under each of the Note Agreements and the Notes pursuant to this Assumption Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         Section 1. DEFINED TERMS. Each capitalized term in this Assumption Agreement not otherwise defined shall have the meaning ascribed to it in the Note Agreements.

         Section 2.  ASSUMPTION.

         (a) Assignee hereby assumes from Assignors all of Assignors' payment obligations arising under and in connection with each of the Note Agreements and the Notes; provided that Assignors shall continue to be a party to the Note Agreements and to be bound by the terms thereof other than those relating to payment of principal of

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and interest and Make-Whole Amount on the Notes.  After giving effect to the foregoing assumption, Assignors' liability with respect to such payment obligations under and in connection with the Notes shall only be pursuant to and as set forth in the Guaranty Agreements.

         (b) This Assumption Agreement shall be binding upon and inure to the benefit of Assignors and Assignee and their respective successors and assigns and shall inure to the benefit of each of the holders of the Notes and its successors and assigns.

         Section 3. FURTHER ASSURANCES. The Assignors and Assignee hereby agree that, from time to time upon the request of the other party or any holder of a Note, they shall take such additional actions and execute such additional documents and instruments as the other party or any holder of a Note may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Assumption Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Assumption
Agreement to be duly executed and delivered as of the date first above written.


                        CANDLE CORPORATION WORLDWIDE, INC.
                        (ASSIGNOR)


                        By   /s/ Howard E. Rose
                             ___________________________
                             Howard E. Rose
                             Vice President, Chief Financial Officer
                             and Treasurer


                        CANDLE CORPORATION OF AMERICA
                        (ASSIGNOR)


                        By   /s/ Howard E. Rose
                             ___________________________
                             Howard E. Rose
                             Senior Vice President and Treasurer


                        PARTYLITE GIFTS, INC.
                        (ASSIGNOR)


                        By   /s/ Howard E. Rose
                             ___________________________
                             Howard E. Rose
                             Vice President and Treasurer


                        BLYTH INDUSTRIES, INC.
                        (ASSIGNEE)


                        By   /s/ Howard E. Rose
                             ___________________________
                             Howard E. Rose
                             Chief Financial Officer


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